THE ADVISORS' INNER CIRCLE FUND

                          CBRE CLARION LONG/SHORT FUND
                                  (THE "FUND")

                       SUPPLEMENT DATED OCTOBER 26, 2012
                                     TO THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
              DATED DECEMBER 30, 2011, AS REVISED JANUARY 17, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

IN THE "PORTFOLIO HOLDINGS" SECTION OF THE SAI, WHICH BEGINS ON PAGE S-47, THE FOLLOWING PARAGRAPH IS HEREBY ADDED AS THE PENULTIMATE PARAGRAPH OF THAT
SECTION:

         The Adviser currently has two arrangements to provide Fund portfolio holdings information to third parties prior to the date on which portfolio holdings information is posted on the Internet. These arrangements are with UBS Financial Services, Inc. and Oppenheimer & Co. Inc. In each arrangement, the Adviser provides to the third party portfolio holdings information with respect to the Fund as of the end of each month, no sooner than ten days after the end of the month. Pursuant to Non-Disclosure Agreements, the information provided to these third parties, until made publicly available, is treated as confidential and may not be distributed to the public nor traded upon. The Fund believes these disclosures serve a legitimate business purpose. No compensation is received by the Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Adviser's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 CCS-SK-001-0100